UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 1, 2009
Date of Report (Date of earliest event reported):

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
801 Fox Lane, San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)
(408) 467-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events.

On July 1, 2009, Immersion Corporation (“Immersion”) issued a press release announcing an internal investigation into certain previous revenue transactions in its Medical line of business.

A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Exhibit Title

99.01	Press Release dated July 1, 2009 issued by Immersion Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	July 1, 2009	By:	/s/ STEPHEN M. AMBLER
Name: Stephen M. Ambler
Title: Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press Release dated July 1, 2009 issued by Immersion Corporation